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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2005

                        CIT Equipment Collateral 2005-VT1
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                333-122288-01                                 N/A
          (Commission File Number)             (IRS Employer Identification No.)

c/o Deutsche Bank Trust Company Delaware
1011 Centre Road, Suite 200
Wilmington, Delaware                                                    19805
(Address of principal executive offices and zip code)                 (Zip Code)

Registrant's telephone number, including area code: (212) 250-2946

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01. Other Events

          On March 23, 2005, CIT Funding Company, LLC (the "Company") sold $141,000,000 aggregate principal amount of Class A-1 1.63% Receivable-Backed Notes, $205,000,000 aggregate principal amount of Class A-1 3.07275% Receivable-Backed Notes, $232,000,000 aggregate principal amount of Class A-2 3.76000% Receivable-Backed Notes, $211,000,000 aggregate principal amount of Class A-3 4.12000% Receivable-Backed Notes, $93,070,000 aggregate principal amount of Class A-4 4.36000% Receivable-Backed Notes, $18,080,000 aggregate principal amount of Class B 4.09000% Receivable-Backed Notes, $16,070,000 aggregate principal amount of Class C 4.18000% Receivable-Backed Notes and $28,119,898 aggregate principal amount of Class D 4.51000% Receivable-Backed Notes (the "Notes"). The Notes have the benefit of certain funds deposited in a cash collateral account established pursuant to a Pooling and Servicing Agreement annexed hereto as Exhibit 4.3 (the "Pooling and Servicing Agreement"). The Notes were offered for sale to the public pursuant to a Prospectus Supplement dated March 15, 2005 to the Prospectus dated March 14, 2005 (the "Prospectus").

          The Notes represent obligations of CIT Equipment Collateral 2005-VT1 (the "Trust"). The Trust was created pursuant to a Trust Agreement annexed hereto as Exhibit 4.2 (the "Trust Agreement"). The Notes were issued pursuant to an Indenture (the "Indenture") annexed hereto as Exhibit 4.1.

          The property of the Trust primarily consists of a pool of commercial equipment lease contracts (the "Contracts") and certain other property described in the Prospectus, including, without limitation, $57,237,967.73 which was deposited in the cash collateral account (which may include proceeds of loans from third party lenders to the Trust pursuant to the Cash Collateral Account Loan Agreement).

          Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

Item 9.01. Financial Statements and Exhibits

(c)  Exhibits.

               The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

Exhibit No.   Description
-----------   -----------
1.1           Underwriting Agreement among CIT Funding Company, LLC, CIT
              Financial USA, Inc. and J.P. Morgan Securities Inc. and Wachovia
              Capital Markets, LLC, each on behalf of itself and as
              representative of the several underwriters, dated March 15, 2005.





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
4.1 Indenture between the CIT Equipment Collateral 2005-VT1 as Issuer and The Bank of New York as Indenture Trustee, dated as of February 1, 2005.

4.2           Amended and Restated Trust Agreement between CIT Funding Company,
              LLC as Trust Depositor and Deutsche Bank Trust Company Delaware as
              Owner Trustee, dated as of February 1, 2005.

4.3           Pooling and Servicing Agreement among CIT Equipment Collateral
              2005-VT1 as Issuer, CIT Funding Company, LLC as Depositor and CIT
              Financial USA, Inc. as Servicer, dated as of February 1, 2005.

10.1 Administration Agreement among CIT Equipment Collateral 2005-VT1 as Issuer, CIT Financial USA, Inc., as Administrator, CIT Funding
              Company, LLC as Trust Depositor, and The Bank of New York as
              Indenture Trustee, dated as of February 1, 2005.





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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CIT EQUIPMENT COLLATERAL 2005-VT1

                                        By: CIT FINANCIAL USA, INC., as Servicer


                                        By: /s/ Usama Ashraf
                                            ------------------------------------
                                        Name:  Usama Ashraf
                                        Title: Vice President

Dated: April 4, 2005


                        STATEMENT OF DIFFERENCES

The section symbol shall be expressed as................................... 'SS'